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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
               Act of 1934 Date of Report (Date of earliest event
                           reported) December 13, 2001

                          CITIZENS FIRST BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-32041               38-3573852
         --------                       -------              -------------
(State or other Jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)         Identification No.)

                  525 Water Street, Port Huron, Michigan 48060
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (810) 987-8300
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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ItEM 5.  OTHER EVENTS.
         ------------

         On December 13, 2001, Citizens First Bancorp, Inc. (the "Company") issued a press release announcing that it had completed the repurchase of 5% of the Company's outstanding shares.

         A press release announcing the approval of the stock repurchase is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1 Press Release dated December 13, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 13, 2001                 By: /s/ Timothy D. Regan
                                             ----------------------------
                                             Timothy D. Regan
                                             Secretary and Treasurer